                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 4, 1997 with respect to the combined financial statements of Nordic Water Products Group included in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Waterlink, Inc. for the registration of its common stock.

                                          ERNST & YOUNG AB

                                          Torbjorn Hanson

Stockholm, Sweden
April 11, 1997